Exhibit 99.1

FOR IMMEDIATE RELEASE

Evans Bancorp, Inc. Announces the Receipt of Regulatory Approvals

and Deadline of April 24, 2020 for Electing Merger Consideration in

Connection with the Proposed Merger

HAMBURG, N.Y. – Evans Bancorp, Inc. (“Evans”) (NYSE American: EVBN), today announced the election deadline of 5:00 p.m., Eastern Time, April 24, 2020 (the “Election Deadline”) for stockholders of FSB Bancorp, Inc. (“FSB”) to elect the form of consideration they would like to receive in connection with the proposed acquisition of FSB (the “Merger”), pursuant to a definitive merger agreement, dated December 19, 2019, as amended on March 5, 2020, by and among Evans, MMS Merger Sub, Inc. and FSB (the “Merger Agreement”).

Under the terms of the Merger Agreement, in exchange for each share of FSB common stock issued and outstanding immediately prior to the Merger, stockholders of FSB may elect to receive either 0.4394 shares of Evans common stock or $17.80 in cash. All such elections are subject to the proration procedures described in the Merger Agreement and in the Proxy Statement/Prospectus, dated March 11, 2020, prepared in connection with the Merger.

Evans also announced the receipt of the requisite regulatory approvals or waivers for the consummation of the Merger from the Board of Governors of the Federal Reserve System, the New York State Department of Financial Services, and the Office of the Comptroller of the Currency. The Merger is expected to close on May 1, 2020, subject to the receipt of FSB stockholder approval and satisfaction of customary closing conditions. Stockholders of FSB are reminded that if they wish to make an election they must complete, sign and return a Letter of Transmittal and Form of Election, which was previously mailed to each FSB stockholder (together, the “Election Form”), by the Election Deadline in accordance with the instructions on such Election Form.

Stockholders of FSB who hold their shares of FSB common stock through a bank, broker or other nominee may have an earlier election deadline and should contact their bank, broker or other nominee for instruction on how to make an election or with questions and inquiries with respect to completion of the Election Form.

Stockholders of FSB with questions regarding the election procedures, or who wish to obtain copies of the election materials, may contact Georgeson LLC, Evan’s Information Agent, at (866) 482-5136.

About Evans Bancorp, Inc.

Evans Bancorp, Inc. is a financial holding company and the parent company of Evans Bank, N.A., a commercial bank with $1.5 billion in assets and $1.3 billion in deposits at December 31, 2019. Evans Bank is a full-service community bank, with 15 financial centers providing comprehensive financial services to consumer, business and municipal customers throughout Western New York. Evans’ wholly owned insurance subsidiary, The Evans Agency, LLC, provides life insurance, employee benefits and property and casualty insurance through ten insurance offices in the Western New York region. Evans Investment Services provides non-deposit investment products, such as annuities and mutual funds.

Evans Bancorp, Inc. and Evans Bank routinely post news and other important information on their websites, at www.evansbancorp.com and www.evansbank.com.

Forward-Looking Statements

This news release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. When used in this news release, or in the documents incorporated by reference herein, the words “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “seek,” “look to,” “goal,” “target” and similar expressions identify such forward-looking statements. These forward-looking statements include, without limitation, statements relating to the impact Evans and FSB expect their proposed merger (the “Proposed Transaction”) to have on the combined entities operations, financial condition, and financial results, and Evans’ and FSB’s expectations about their ability to successfully integrate their respective businesses and the amount of cost savings and other benefits Evans and FSB expect to realize as a result of the Proposed Transaction. These forward-looking statements are based largely on the expectations of Evans’ and FSB’s respective management and are subject to a number of risks and uncertainties, including, but not limited to, the possibility that the Proposed Transaction does not close when expected or at all because required stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in Evans’ or FSB’s share price before closing, the risk that the businesses of Evans and FSB will not be integrated successfully, the possibility that the cost savings and any synergies or other anticipated benefits from the Proposed Transaction may not be fully realized or may take longer to realize than expected, disruption from the Proposed Transaction making it more difficult to maintain relationships with employees, customers or other parties with whom Evans or FSB have business relationships, diversion of management time on merger-related issues, risks relating to the potential dilutive effect of the shares of Evans common stock to be issued in the Proposed Transaction, the reaction to the Proposed Transaction of the companies’ customers, employees and counterparties and other factors, many of which are beyond the control of Evans and FSB. We refer you to the additional risk factors that could cause results to differ materially from those described above contained in the Annual Report on Form 10-K filed by Evans for the year ended December 31, 2019, the Annual Report on Form 10-K filed by FSB for the year ended December 31, 2019 and any updates to those risk factors set forth in Evans’ and FSB’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Evans and FSB with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov. Because of these and other uncertainties, actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Neither Evans nor FSB undertakes any obligation, and specifically declines any obligation, to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise, except to the extent required by law.

Important Additional Information and Where to Find It

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Merger, Evans filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement of FSB and a prospectus of Evans (the “Proxy Statement/Prospectus”), and each of Evans and FSB may file with the SEC other relevant documents concerning the Merger. The definitive Proxy Statement/Prospectus was mailed to stockholders of FSB on or about March 16, 2020. Stockholders and investors are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger carefully and in their entirety and any other relevant documents filed with the SEC by Evans and FSB, as well as any amendments or supplements to those documents, because they will contain important information about Evans, FSB and the Merger.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about Evans and FSB, may be obtained at the SEC’s website, www.sec.gov, when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, by directing a request to Evans Bancorp, Inc., One Grimsby Drive, Hamburg, New York 14075, Attention: Corporate Secretary, Telephone: (716) 926-2000 or to FSB Bancorp, Inc., 45 South Main Street, Fairport, New York 14450, Attention: Corporate Secretary, Telephone: (585) 223-9080, or by accessing Evans’ website at www.evansbank.com under “Investor Relations” or FSB’s website at www.fairportsavingsbank.com under “Investor Relations.” The information on Evans’ and FSB’s websites is not, and shall not be deemed to be, a part of this news release or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Evans, FSB and their respective directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of FSB in connection with the Merger. Information about Evans’ directors and executive officers is available in its proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on March 24, 2020, and information about FSB’s directors and executive officers is available in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 22, 2019. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement/Prospectus regarding the Merger and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

For more information contact:	-OR-

John B. Connerton

Executive Vice President and Chief Financial Officer

(716) 926-2000

jconner@evansbank.com

Media Contact:

Kathleen Rizzo Young

Public & Community Relations Manager

716-343-5562

krizzoyoung@evansbank.com

Deborah K. Pawlowski Kei Advisors LLC (716) 843-3908 dpawlowski@keiadvisors.com